HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5795 - PremierSolutions Standard (Series A)

Supplement dated March 11, 2011 to your Prospectus

FUND CLOSURE

INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND – CLASS A

Effective as of the close of business of the New York Stock Exchange on April 29, 2011, the Invesco Van Kampen Real Estate Securities Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.